North Square Global Resources & Infrastructure Fund
Class A: INNAX / Class I: INNNX

Supplement dated April 29, 2020 to the Prospectus,
Summary Prospectus, and Statement of Additional Information (“SAI”), each dated July 29, 2019

A series of North Square Investments Trust (the “Trust”)

Based upon a recommendation by North Square Investments, LLC (the “Adviser”), the Board of Trustees (the “Board”) of the Trust has determined to close and liquidate the North Square Global Resources & Infrastructure Fund (the “Fund”) as a series of the Trust.  The Adviser believes that, at this time, the Fund has limited prospects for meaningful growth in assets and is no longer economically viable.  As a result, the Adviser believes that liquidation of the Fund is in the best interests of shareholders and has recommended such action to the Board.  In this regard, the Board has adopted a Plan of Liquidation and Termination for the Fund.  Please note that the Fund will be liquidating its assets with the goal of completing such process by the close of business on May 29, 2020.  You remain able to redeem or exchange your shares before that date.

Effective immediately, in anticipation of the liquidation, at the close of business on April 29, 2020, the Fund is no longer accepting purchase orders.  In addition, effective as of April 30, 2020, the Adviser will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will no longer be pursuing its investment objective.

Shareholders of the Fund may redeem or exchange their investments as described in the Fund’s Prospectus.  Accounts not redeemed or exchanged by May 28, 2020, will automatically be redeemed on May 29, 2020, and net cash proceeds, less any required withholding, will be sent to the address of record.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, to the extent the proceeds exceed your adjusted basis in the shares redeemed.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA to maintain their tax-deferred status.  You must notify the Fund’s Transfer Agent at 1-855-551-5521 prior to May 29, 2020 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on May 29, 2020.

Please contact the Fund at 1-855-551-5521 if you have any questions.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.